Exhibit 13.2
LOGISTIC PROPERTIES OF THE AMERICAS
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Logistic Properties of the Americas on Form 20-F for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Smith, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
i.the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
ii.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
By:        /s/ Paul Smith
Name:        Paul Smith
Title:        Chief Financial Officer
Date:        March 18, 2026